                                                                   Exhibit 99.01
                                     [LOGO]

                                      1998

                                    FINANCIAL
                                   SUPPLEMENT

                         T A B L E  O F  C O N T E N T S

--------------------------------------------------------------------------------


              CITIGROUP
              Citigroup Financial Highlights                             Page 3
              Citigroup Basic Core Earnings Per Share                    Page 4
              Citigroup Diluted Core Earnings Per Share                  Page 5
              Citigroup Parent Company Only information                  Page 6

              GLOBAL CONSUMER
                 Banking / Lending
                    Citibanking North America                            Page 7
                    Mortgage Banking                                     Page 8
                    Cards                                                Page 9
                    CitiFinancial                                        Page 10
                 Insurance
                    Travelers Life & Annuity                             Page 12
                    Primerica                                            Page 17
                    Personal Lines                                       Page 19
                 International
                    Europe, Middle East, Africa                          Page 20
                    Asia Pacific                                         Page 21
                    Latin America                                        Page 22
                 e-Citi and Other Consumer                               Page 23
              ADDENDUM
                 Worldwide Cards                                         Page 24
                 Citicorp Only information                               Page 25

              ENDNOTES                                                   Page 26


--------------------------------------------------------------------------------

Note: Global Corporate & Investment Bank and Global Investment Management & Private Banking segment results to be provided at a later date. During 1999, Global Private Bank became a part of the Global Investment Management & Private Banking segment, and is no longer reported as part of the Global Consumer segment.

                                C I T I G R O U P

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


FINANCIAL HIGHLIGHTS                         1998         1997         1996         1995         1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Revenues                        $  51,123    $  49,495    $  45,157    $  37,484    $  32,775    $  27,500    $  25,896

Core Income                              $   6,342    $   7,751    $   6,981    $   5,650    $   3,733    $   3,783    $   2,042

Basic Core Earnings per Share (1)        $    1.82    $    2.22    $    1.96    $    1.62    $    1.02    $    1.25    $    0.67

Diluted Core Earnings per Share (1)      $    1.77    $    2.12    $    1.87    $    1.47    $    0.95    $    1.09    $    0.65

Assets                                   $ 668,641    $ 697,384    $ 626,906    $ 559,146    $ 537,540    $ 502,657    $ 397,271

Equity Capital (2)                       $  44,548    $  43,131    $  39,836    $  35,743    $  30,645    $  28,200    $  19,701

Common Equity                            $  40,395    $  38,498    $  35,213    $  31,000    $  24,646    $  22,501    $  15,377

Return on Common Equity (3)                   14.9%        20.2%        21.1%        20.2%        16.0%        21.7%        13.8%

Book Value per Share (1)                 $   11.91    $   11.26    $   10.21    $    9.41    $    7.76    $    7.03    $    5.80

Common Shares Outstanding (millions) (1)   3,387.0      3,419.9      3,448.7      3,295.7      3,174.6      3,202.5      2,652.5

Year-end Stock Price (1) (4)             $   33.13    $   35.92    $   20.17    $   13.92    $    7.19    $    8.64    $    5.37

Market Capitalization (5)                $ 112,194    $ 119,093    $  82,226    $  52,306    $  28,526    $  29,400    $  15,022

Employees                                  173,700      161,700      155,100      141,400      148,300      123,700      104,100

-----------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS                         1991         1990         1989         1988         1987         1986
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Revenues                        $  25,174    $  23,380    $  21,558    $  16,326    $  15,096    $  13,342

Core Income                              $     751    $   1,347    $   1,343    $   2,204    $  (1,039)   $   1,587

Basic Core Earnings per Share (1)        $    0.20    $    0.46    $    0.48    $    1.07    $   (0.60)   $    1.22

Diluted Core Earnings per Share (1)      $    0.22    $    0.44    $    0.47    $    1.02    $   (0.59)   $    1.19

Assets                                   $ 335,869    $ 346,518    $ 366,822    $ 311,451    $ 286,781    $ 283,074

Equity Capital (2)                       $  16,746    $  16,078    $  16,218    $  15,247    $  12,690    $  13,265

Common Equity                            $  13,846    $  13,844    $  13,678    $  12,957    $  10,400    $  11,900

Return on Common Equity (3)                    5.2%         9.6%         9.8%        19.7%       -9.6%         14.1%

Book Value per Share (1)                 $    5.40    $    5.50    $    5.44    $    5.44    $    5.24    $    8.70

Common Shares Outstanding (millions) (1)   2,563.8      2,515.9      2,516.2      2,381.8      1,985.1      1,367.2

Year-end Stock Price (1) (4)             $    4.37    $    2.54    $    3.17    $    2.42    $    2.49    $    2.28

Market Capitalization (5)                $   9,126    $   7,434    $  13,489    $  11,124    $   7,877    $   5,588

Employees                                  112,800      121,300      118,600      100,800      101,600      100,500

-----------------------------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

                                C I T I G R O U P

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


BASIC CORE EARNINGS PER SHARE                    1998       1997       1996       1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------------------------
Core Income                                    $ 6,342    $ 7,751    $ 6,981    $ 5,650    $ 3,733    $ 3,783    $ 2,042    $   751

Preferred Dividends                               (216)      (279)      (319)      (491)      (501)      (396)      (290)      (246)
                                               -------------------------------------------------------------------------------------
Core Income Available to Common Stockholders   $ 6,126    $ 7,472    $ 6,662    $ 5,159    $ 3,232    $ 3,387    $ 1,752    $   505
------------------------------------------------------------------------------------------------------------------------------------

Weighted Average Common Shares Outstanding     3,363.6    3,371.9    3,407.4    3,192.3    3,157.8    2,719.4    2,600.3    2,523.1
------------------------------------------------------------------------------------------------------------------------------------
Basic Core Earnings per Share                  $  1.82    $  2.22    $  1.96    $  1.62    $  1.02    $  1.25    $  0.67    $  0.20

------------------------------------------------------------------------------------------------------------------------------------


BASIC CORE EARNINGS PER SHARE                       1990       1989       1988       1987       1986
------------------------------------------------------------------------------------------------------
Core Income                                       $ 1,347    $ 1,343    $ 2,204    ($1,039)   $ 1,587

Preferred Dividends                                  (202)      (188)      (168)      (108)       (75)
                                                  ----------------------------------------------------
Core Income Available to Common Stockholders      $ 1,145    $ 1,155    $ 2,036    ($1,147)   $ 1,512
------------------------------------------------------------------------------------------------------

Weighted Average Common Shares Outstanding        2,508.9    2,404.0    1,904.0    1,899.2    1,236.8
------------------------------------------------------------------------------------------------------
Basic Core Earnings per Share                     $  0.46    $  0.48    $  1.07    ($ 0.60)   $  1.22

------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

                                C I T I G R O U P

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


DILUTED CORE EARNINGS PER SHARE                    1998         1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------
Core Income                                    $   6,342    $   7,751    $   6,981    $   5,650    $   3,733    $   3,783

Preferred Dividends                                 (216)        (279)        (319)        (491)        (501)        (396)

Effect of Dilutive Securities                         24           36           56          259          235          275
-----------------------------------------------------------------------------------------------------------------------------

Core Income Available to Common Stockholders   $   6,150    $   7,508    $   6,718    $   5,418    $   3,467    $   3,662
-----------------------------------------------------------------------------------------------------------------------------

Weighted Average Common Shares Outstanding       3,363.6      3,371.9      3,407.4      3,192.3      3,157.8      2,719.4

Convertible Securities                              17.7         37.8         67.4        395.8        438.8        546.8
Options                                             60.3         78.6         78.9         72.7         53.4         66.1
Warrants                                             3.4         10.5          7.5          2.4          0.0          0.0
Restricted Stock                                    27.8         37.8         29.7         26.6         15.8         18.8
                                                 -------      -------      -------      -------      -------      -------
Total Adjusted Weighted Average
      Common Shares Outstanding                  3,472.8      3,536.6      3,590.9      3,689.8      3,665.8      3,351.1
-----------------------------------------------------------------------------------------------------------------------------
Diluted Core Earnings per Share             $       1.77    $    2.12    $    1.87    $    1.47    $    0.95    $    1.09

-----------------------------------------------------------------------------------------------------------------------------


DILUTED CORE EARNINGS PER SHARE                   1992        1991        1990         1989        1988        1987        1986
---------------------------------------------------------------------------------------------------------------------------------
Core Income                                    $  2,042    $    751    $  1,347    $  1,343    $  2,204    ($ 1,039)   $  1,587

Preferred Dividends                                (290)       (246)       (202)       (188)       (168)       (108)        (75)

Effect of Dilutive Securities                        70          77          10           7           5           4           4
---------------------------------------------------------------------------------------------------------------------------------

Core Income Available to Common Stockholders   $  1,822    $    582    $  1,155    $  1,162    $  2,041    ($ 1,143)   $  1,516
---------------------------------------------------------------------------------------------------------------------------------

Weighted Average Common Shares Outstanding      2,600.3     2,523.1     2,508.9     2,404.0     1,904.0     1,899.2     1,236.8

Convertible Securities                             71.1       107.1        57.2        34.8        29.6        14.7        17.3
Options                                           106.5        26.1        53.2        55.5        58.9        12.6        15.7
Warrants                                            0.0         0.0         0.0         0.0         0.0         0.0         0.0
Restricted Stock                                   17.7        15.6         4.1         0.0         0.0         0.0         0.0
                                               --------     -------     -------     -------     -------     -------     -------
Total Adjusted Weighted Average
      Common Shares Outstanding                 2,795.6     2,671.9     2,623.4     2,494.3     1,992.5     1,926.5     1,269.8
---------------------------------------------------------------------------------------------------------------------------------
Diluted Core Earnings per Share                $   0.65    $   0.22    $   0.44    $   0.47    $   1.02    ($  0.59)   $   1.19

---------------------------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

                                C I T I G R O U P


($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                  1998        1997        1996        1995        1994         1993
--------------------------------------------------------------------------------------------------------------------------------
CAPITALIZATION (PARENT COMPANY ONLY)
Average cost of funds:
      Short-term                                           5.39%       5.51%       5.39%       5.95%       4.32%        3.17%
      Long-term                                            7.30%       7.40%       7.46%       7.76%       8.10%        8.05%
            Total                                          7.03%       7.35%       7.24%       7.63%       7.23%        7.40%
--------------------------------------------------------------------------------------------------------------------------------
Consolidated pre-tax core earnings/
      interest expense and preferred dividends           18.06x      20.32x      16.96x      10.14x       6.76x        9.59x
--------------------------------------------------------------------------------------------------------------------------------
Consolidated pre-tax core earnings                     $  9,713    $ 12,143    $ 11,063    $  8,948    $  5,949     $  6,365
Parent interest expense                                     123          93         151         129         120           77
Parent preferred dividends(6)                               216         283         325         498         506          387
Parent trust preferred dividends                             95          78          11        --          --           --
--------------------------------------------------------------------------------------------------------------------------------
Capitalization:
      Short-term debt                                  $    991    $   --      $   --      $   --      $    101     $    329
      Long-term debt                                      2,422       1,678       1,868       1,975       1,280        1,379
                                                       --------    --------    --------    --------    --------     --------
            Total debt                                    3,413       1,678       1,868       1,975       1,381        1,708
      Preferred securities(7)                             4,153       4,633       4,623       4,743       5,999        5,699
      Common equity (includes FAS 115)                   40,395      38,498      35,213      31,000      24,646       22,501
                                                       -------------------------------------------------------------------------
             Total capitalization                      $ 47,961    $ 44,809    $ 41,704    $ 37,718    $ 32,026     $ 29,908
--------------------------------------------------------------------------------------------------------------------------------
Leverage ratios:
      Debt/total capitalization                            7.12%       3.74%       4.48%       5.24%       4.31%        5.71%
      Debt+preferred securities/total capitalization      15.78%      14.08%      15.56%      17.81%      23.04%       24.77%
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain/(loss) on investment securities        $  1,359    $  1,692    $  1,145    $    888    $ (1,041)        --
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK DATA

Price1:
      High                                             $ 49.000    $ 38.250    $ 21.111    $ 14.195    $  9.583     $ 11.000
      Low                                              $ 19.000    $ 19.448    $ 12.555    $  7.195    $  6.750     $  5.403
      Close                                            $ 33.125    $ 35.917    $ 20.167    $ 13.917    $  7.195     $  8.639
--------------------------------------------------------------------------------------------------------------------------------
Repurchases:
      Number of shares (in thousands)(1)                 94,246     114,809     177,764     127,893      80,721        7,670
      Cost                                             $  3,085    $  3,447    $  3,717    $  1,944    $    765     $     74
      Cumulative                                       $ 15,040    $ 11,955    $  8,508    $  4,791    $  2,847     $  2,082
--------------------------------------------------------------------------------------------------------------------------------
Valuation:
      Price/earnings (basic)                             18.20x      16.18x      10.29x       8.59x       7.05x        6.91x
      Price/earnings (diluted)                           18.71x      16.94x      10.78x       9.47x       7.57x        7.93x
      Price/book value(8)                                 2.78x       3.19x       1.98x       1.48x       0.93x        1.23x
--------------------------------------------------------------------------------------------------------------------------------

($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                    1992        1991        1990        1989
------------------------------------------------------------------------------------------------------
CAPITALIZATION (PARENT COMPANY ONLY)

Average cost of funds:
      Short-term                                             3.94%       6.30%       8.43%       9.51%
      Long-term                                              8.94%       8.66%       8.22%       8.60%
            Total                                            7.95%       7.77%       8.33%       9.12%
------------------------------------------------------------------------------------------------------
Consolidated pre-tax core earnings/
      interest expense and preferred dividends              7.28x       4.74x       5.68x       6.91x
------------------------------------------------------------------------------------------------------
Consolidated pre-tax core earnings                       $  3,716    $  2,179    $  2,356    $  2,819
Parent interest expense                                        79         103         126         139
Parent preferred dividends(6)                                 287         246         202         188
Parent trust preferred dividends                             --          --          --          --
------------------------------------------------------------------------------------------------------
Capitalization:
      Short-term debt                                    $     71    $    342    $    507    $    783
      Long-term debt                                          518         640         555         609
                                                         --------    --------    --------    --------
            Total debt                                        589         982       1,062       1,392
      Preferred securities(7)                                 4,324       2,952       2,240       2,540
      Common equity (includes FAS 115)                     15,377      13,846      13,844      13,678
                                                       -----------------------------------------------
             Total capitalization                        $ 20,290    $ 17,780    $ 17,146    $ 17,610
------------------------------------------------------------------------------------------------------
Leverage ratios:
      Debt/total capitalization                              2.90%       5.52%       6.19%       7.90%
      Debt+preferred securities/total capitalization        24.21%      22.13%      19.26%      22.33%
------------------------------------------------------------------------------------------------------
Unrealized gain/(loss) on investment securities              --          --          --          --
------------------------------------------------------------------------------------------------------
COMMON STOCK DATA
Price1:
      High                                                  5.542       4.458       4.195       3.333
      Low                                                   3.973       2.431       1.875       2.250
      Close                                                 5.375       4.375       2.542       3.167
------------------------------------------------------------------------------------------------------
Repurchases:
      Number of shares (in thousands)(1)                     45,417      27,431      66,146      42,156
      Cost                                               $    363    $     89    $    355    $    257
      Cumulative                                         $  2,008    $  1,645    $  1,556    $  1,201
------------------------------------------------------------------------------------------------------
Valuation:
      Price/earnings (basic)                                8.02x      21.88x       5.53x       6.60x
      Price/earnings (diluted)                              8.27x      19.89x       5.78x       6.74x
      Price/book value(8)                                   0.93x       0.81x       0.46x       0.58x
-------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

           G L O B A L  C O N S U M E R : B A N K I N G / L E N D I N G
                           CITIBANKING NORTH AMERICA(9)


($ IN MILLIONS)                                          1998          1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                                 2,028         1,918         1,659         1,675         1,601
Core Income                                               108           108             9            77            60
Total Assets, End of Period ($B)                           10            11            12            11            12
Return on Average Assets %                              1.06%         1.01%         0.09%         1.20%         0.78%
Operating Expense as a % of Revenue                       84%           83%           90%           82%           82%
----------------------------------------------------------------------------------------------------------------------
Average Customer Deposits ($B)                           39.6          37.1          34.9          32.6          32.0
Accounts (in Millions)                                    6.2           6.0           6.1           5.8           5.6
Average Loans ($B)                                        8.3           8.4           8.4           8.7           8.8
Loans, End of Period ($B)                                 8.4           8.8           9.1           9.5           9.3
Net Interest Revenue / Customer Deposits %              3.88%         4.02%         3.87%         4.02%         3.92%
Net Credit Loss Ratio %                                 1.49%         1.61%         1.72%         1.70%         2.26%
Loans 90+ Days Past Due %                                1.04%         1.61%         2.50%         2.81%         3.13%
----------------------------------------------------------------------------------------------------------------------
SECURITIES SALES
Variable Annuity Premiums & Deposits:
Proprietary Underwriters                                  411           319           123           120           116
Third Party Underwriters                                  350           333           337           456           684
                                                        -----         -----         -----         -----         -----
Total Variable Annuity Sales                            $ 761         $ 652         $ 460         $ 576         $ 800
Mutual Fund Sales at NAV:
Proprietary                                             1,696           884           667            36            56
Third Party                                             1,900         1,350         1,110           768           940
                                                        -----         -----         -----         -----         -----
Total Mutual Fund Sales                               $ 3,596       $ 2,234       $ 1,777         $ 804         $ 996
----------------------------------------------------------------------------------------------------------------------
POINTS OF PRESENCE
# of Financial Centers                                    376           380           382           428           443
ATM-Only Locations                                         67            63            63            37            26
# of Proprietary ATMs                                   2,133         2,151         2,041         1,885         1,767
----------------------------------------------------------------------------------------------------------------------
INCOME SUMMARY
----------------------------------------------------------------------------------------------------------------------
Net Interest Revenue                                    1,538         1,492         1,351         1,313         1,255
Non-Interest Revenue                                      490           426           308           362           346
                                                        -----         -----         -----         -----         -----
   Total Revenue                                        2,028         1,918         1,659         1,675         1,601
----------------------------------------------------------------------------------------------------------------------
Provision for Loan Losses                                 120           132           139           164           183
Operating Expense                                       1,704         1,601         1,492         1,380         1,316
----------------------------------------------------------------------------------------------------------------------
Core Income Before Taxes                                  204           185            29           132           103
Provision for Income Taxes                                 96            77            20            55            43
----------------------------------------------------------------------------------------------------------------------
Core Income                                               108           108             9            77            60
----------------------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

           G L O B A L  C O N S U M E R : B A N K I N G / L E N D I N G
                                MORTGAGE BANKING(9)


($ IN MILLIONS)                                                       1998         1997          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                                                619          590           535           503           485
Core Income                                                            213          163           110            74            21
Total Assets, End of Period ($B)                                        27           24            22            21            18
Return on Average Assets %                                           0.84%        0.69%         0.50%         0.37%         0.11%
Operating Expense as a % of Revenue                                    39%          39%           41%           46%           55%
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans10 ($B)                                                 14.9         14.4          13.7          12.4          12.1
Student Loans ($B)                                                     8.2          7.3           6.6           5.7           4.6
Consumer Finance ($B)                                                  0.8          0.6           0.5           0.5           0.5
                                                                      ----         ----          ----          ----          ----
   Average Loans ($B)                                                 23.9         22.3          20.8          18.6          17.2
Other Serviced Loans ($B)                                             38.6         26.2          25.2          24.7          19.7
                                                                      ----         ----          ----          ----          ----
   Total Serviced ($B)                                                62.5         48.5          46.0          43.3          36.9
----------------------------------------------------------------------------------------------------------------------------------
Volume of Mortgages Originated ($B)                                   16.4          8.2           5.3           4.8           4.5
Average Mortgage Origination ($M)                                    200.4        214.5         210.4         188.7         142.9
Volume of Student Loans Originated ($B)                                2.0          1.7           1.6           1.7           1.5
Volume of Consumer Finance Loans Originated ($B)                       0.6          0.3           0.2           0.1           0.1
----------------------------------------------------------------------------------------------------------------------------------
Accounts (in Millions)                                                 2.8          2.5           2.2           2.1           1.9
Average Net Interest Margin %                                        2.13%        2.10%         2.15%         2.13%         2.47%
Net Credit Loss Ratio %                                              0.31%        0.51%         0.64%         0.80%         1.19%
Loans 90+ Days Past Due %                                            2.44%        3.13%         4.32%         5.72%         6.04%
----------------------------------------------------------------------------------------------------------------------------------
INCOME SUMMARY
Net Interest Revenue                                                   509          469           447           397           425
Non-Interest Revenue                                                   111          121            88           106            59
                                                                      ----         ----          ----          ----          ----
   Total Revenue                                                       619          590           535           503           485
----------------------------------------------------------------------------------------------------------------------------------
Provision for Loan Losses                                               19           89           134           150           187
Operating Expense                                                      242          233           219           232           268
----------------------------------------------------------------------------------------------------------------------------------
Core Income Before Taxes                                               358          269           181           122            29
Provision for Income Taxes                                             146          106            71            48             8
----------------------------------------------------------------------------------------------------------------------------------
Core Income                                                            213          163           110            74            21
----------------------------------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

           G L O B A L  C O N S U M E R : B A N K I N G / L E N D I N G
              CARDS: U.S. CARDS, DINERS CLUB AND PRIVATE LABEL(9),(11)


($ IN MILLIONS)                                                 1998          1997           1996          1995           1994
-------------------------------------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
(MANAGED BASIS)
Revenue                                                        7,220         5,557          5,367         4,946          4,654
Core Income                                                      795           572            759           956          1,083
Total Managed Assets, End of Period ($B)                          75            52             50            48             42
Return on Average Managed Assets                               1.29%         1.16%          1.63%         2.22%          2.93%
Operating Expenses as % of Loans                               4.41%         3.78%          3.79%         4.02%          4.47%
Risk-Adjusted Margin %                                         6.61%         5.84%          6.87%         8.03%          8.99%
-------------------------------------------------------------------------------------------------------------------------------
Loans on Balance Sheet ($B)                                     24.2          22.3           24.4          21.3           19.5
Loans Securitized or Held for Sale ($B)                         47.2          28.8           25.2          25.5           21.3
   Total Managed Loans ($B)                                     71.4          51.1           49.6          46.8           40.8
-------------------------------------------------------------------------------------------------------------------------------
INCOME SUMMARY
(MANAGED BASIS)
Net Interest Revenue(12)                                       5,458         4,276          4,171         3,662          3,365
Non-Interest Revenue                                           1,761         1,281          1,196         1,284          1,289
                                                               -----         -----          -----         -----          -----
   Total Revenue                                               7,220         5,557          5,367         4,946          4,654
-------------------------------------------------------------------------------------------------------------------------------
Provision for Loan Losses                                      1,064         1,096          1,015           775            590
Effect of Securitization Activity                              2,187         1,713          1,392           917            933
                                                               -----         -----          -----         -----          -----
   Total Credit Costs                                          3,251         2,809          2,407         1,692          1,523
Operating Expense                                              2,693         1,837          1,725         1,705          1,620
-------------------------------------------------------------------------------------------------------------------------------
Core Income Before Taxes                                       1,276           912          1,235         1,549          1,511
Provision for Income Taxes                                       481           340            476           593            428
-------------------------------------------------------------------------------------------------------------------------------
Core Income                                                      795           572            759           956          1,083
-------------------------------------------------------------------------------------------------------------------------------
U.S. CARDS(11)
Loans on Balance Sheet ($B)                                     21.9          20.2           22.4          19.4           17.5
Loans Securitized or Held for Sale ($B)                         47.2          28.8           25.2          25.5           21.3
                                                               -----         -----          -----         -----          -----
   Total Managed Loans ($B)                                     69.1          49.0           47.6          44.9           38.9
-------------------------------------------------------------------------------------------------------------------------------
Loan Characteristics (in whole $):
   Average Credit Line                                         6,375         6,126          5,546         4,925          4,386
   Average Balance                                             1,976         2,284          2,088         1,948          1,836
Accounts (in Millions):
    EOP Open                                                      41            26             26            26             23
    Cards in Force                                                69            41             39            39             34
-------------------------------------------------------------------------------------------------------------------------------
Charge Volume (Total Sales) ($B)                               140.6         106.3           98.8          88.1           72.0
Net Charge-Off Rate                                            5.33%         5.74%          4.95%         3.68%          3.90%
90+ Days Past Due as % of Loans                                1.45%         1.77%          1.89%         1.65%          1.62%
-------------------------------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

           G L O B A L  C O N S U M E R : B A N K I N G / L E N D I N G
                               CITIFINANCIAL(9),(13)
                      (FORMERLY CONSUMER FINANCE SERVICES)


($ IN MILLIONS)                                  1998               1997                1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                              $ 1,274            $ 1,006             $ 858         $ 827        $ 752
Core Income                                            $ 223              $ 174             $ 162         $ 186        $ 173
-----------------------------------------------------------------------------------------------------------------------------
Personal Loans                                       $ 4,275            $ 3,831           $ 3,119       $ 2,982      $ 2,818
Real Estate-Secured Loans                              6,660              5,107             3,456         2,956        2,843
Sales Finance and Other                                  991                849               502           463          448
                                                     -------             ------            ------        ------       ------
Net Receivables Outstanding                           11,926              9,787             7,077         6,401        6,110
Accrued Interest Receivable                               99                 77                47            42           38
Allowance for Credit Losses                             (370)              (288)             (213)         (170)        (160)
                                                     -------             ------            ------        ------       ------
Net Consumer Finance Receivables                    $ 11,655            $ 9,576           $ 6,911       $ 6,273      $ 5,987
-----------------------------------------------------------------------------------------------------------------------------
POINTS OF PRESENCE
Number of Branches                                       980              1,024               857           848          826
Active Branch Accounts                                 1,885              1,759             1,307         1,252        1,158
-----------------------------------------------------------------------------------------------------------------------------
Average Yield                                         14.88%             15.24%            15.86%        16.17%       15.98%
Average Net Interest Margin                            8.44%              8.53%             9.00%         9.18%        8.95%
Operating Expense as % of Net Receivables              4.23%              4.60%             4.34%         4.71%        4.59%
-----------------------------------------------------------------------------------------------------------------------------
Net Credit Insurance Premiums Written                  $ 272              $ 206             $ 124         $ 107        $ 113
Net Credit Property & Other Insurance
     Premiums Written by Non-Travelers Insurers           14                 25                43            52           53
                                                     -------             ------            ------        ------       ------
Total Credit Insurance Premiums Written                $ 286              $ 231             $ 167         $ 159        $ 166
Net Credit Insurance Premiums Earned                   $ 208              $ 177             $ 155         $ 139        $ 114
-----------------------------------------------------------------------------------------------------------------------------
Loan Characteristics (in whole $)
   Real Estate-Secured Loans
      Average Advance (new loans)                     48,400             44,700            35,800        26,300       28,400
      Average Yield (total outstandings)              11.80%             11.73%            12.13%        12.33%       12.21%
   Personal Loans
      Average Advance (new loans)                      4,650              4,400             4,250         4,200        4,200
      Average Yield (total outstandings)              20.21%             20.14%            20.45%        20.65%       20.61%
-----------------------------------------------------------------------------------------------------------------------------
60+ Days Past Due as a % of Receivables                1.90%              1.85%             1.80%         1.61%        1.52%
Charge-Off Rate                                        2.74%              2.82%             3.14%         2.52%        2.14%
Reserves as a % of Net Receivables                     3.10%              2.94%             3.01%         2.65%        2.63%
-----------------------------------------------------------------------------------------------------------------------------
$.M.A.R.T. Receivables at Year End                   $ 2,605            $ 1,888           $ 1,139         $ 897        $ 783
$.A.F.E. Receivables at Year End                         345                368               377           354          319
                                                     -------             ------            ------        ------       ------
   Total $.A.F.E./$.M.A.R.T. Receivables             $ 2,950            $ 2,256           $ 1,516       $ 1,251      $ 1,102
-----------------------------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

         G L O B A L  C O N S U M E R : B A N K I N G / L E N D I N G
                                CITIFINANCIAL(9),(13)
                      (FORMERLY CONSUMER FINANCE SERVICES)


($ IN MILLIONS)                            1998             1997            1996            1995          1994
--------------------------------------------------------------------------------------------------------------------
INCOME SUMMARY
Finance-related Interest and Other Charges     $ 1,581         $ 1,263         $ 1,062        $ 1,026         $ 939
Interest Expense                                  (637)           (519)           (426)          (413)         (384)
Insurance Premiums                                 208             176             155            139           114
Interest and Dividends                              55              45              41             38            30
Other Income                                        67              41              26             37            53
                                                ------          ------          ------         ------          ----
     Revenues                                    1,274           1,006             858            827           752


Provision for Benefits, Claims
     and Credit Losses                             418             316             271            217           182

Insurance Underwriting, Acquisition
     and Operating Expenses                         27              26              27             27            25
Non-Insurance Compensation and Benefits            249             211             164            167           153
Other Operating Expenses                           228             185             126            132           121
                                                ------          ------          ------         ------          ----
     Total Expenses                                504             422             340            326           299
Income Before Income Taxes                         352             268             247            284           271
Provision for Income Taxes                         129              94              85             98            98
                                                ------          ------          ------         ------          ----
Core Income                                      $ 223           $ 174           $ 162          $ 186         $ 173
--------------------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

               G L O B A L  C O N S U M E R : I N S U R A N C E
                          TRAVELERS LIFE & ANNUITY(14),(15)

KEY PERFORMANCE MEASURES
($ IN MILLIONS)                                1998(16)            1997              1996               1995             1994
---------------------------------------------------------------------------------------------------------------------------------
Revenue                                        $ 3,013           $ 2,670           $ 2,322            $ 2,205          $ 1,937
Core Income                                      $ 495             $ 424             $ 360              $ 281            $ 209
Total Assets                                  $ 46,924          $ 39,608          $ 34,315           $ 33,096         $ 28,406
Equity before Unrealized Gains (Losses)        $ 4,658           $ 3,735           $ 3,504            $ 3,227          $ 2,651
Return on Equity:
   Annuity, Life and Long Term Care Operations   14.8%             14.5%             13.8%              11.1%             8.7%
                                                ------            ------            ------             ------           ------
   Total Operations                              12.2%             11.7%             10.6%              10.0%             8.2%
-------------------------------------------------------------------------------------------------------------------------------
Pre-tax Contribution by Source:
   Deferred and Payout Annuities                 $ 347             $ 311             $ 267              $ 173            $ 115
   Group Annuities                                 120               100               100                 92               71
   Life and Long Term Care Insurance               154               143               124                103               87
   Other                                           133                91                60                 58               45
                                                ------            ------            ------             ------           ------
              Total                              $ 754             $ 645             $ 551              $ 426            $ 318
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          $ 1,968           $ 1,835           $ 1,711            $ 1,633          $ 1,421
Average Investment Yield                         8.07%             8.17%             7.76%              7.35%            6.93%
Interest Credited to Contractholders             $ 876             $ 829             $ 830              $ 967            $ 871
-------------------------------------------------------------------------------------------------------------------------------
Statutory Capital and Surplus:
   The Travelers Insurance Company             $ 4,954           $ 4,117           $ 3,442            $ 3,198          $ 2,135
   Travelers Life & Annuity operations only    $ 3,510           $ 2,485           $ 2,349            $ 2,254          $ 1,354
Surplus to Liabilities Ratio:
   The Travelers Insurance Company               20.4%             19.8%             17.4%              15.7%            10.8%
   Travelers Life & Annuity operations only      16.5%             13.4%             13.1%              12.1%             8.3%
-------------------------------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

                G L O B A L  C O N S U M E R : I N S U R A N C E
                          TRAVELERS LIFE & ANNUITY(14),(15)

KEY PERFORMANCE MEASURES
($ IN MILLIONS)                                            1998(16)       1997          1996          1995         1994
-------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITIES
Number of Annuities Issued (000):
  Fixed                                                        18.0          29.9          26.5          37.3         30.6
  Variable                                                    169.3         129.4          79.0          51.1         54.7
                                                              -----         -----          ----          ----         ----
     Total                                                    187.3         159.3         105.5          88.4         85.3
-------------------------------------------------------------------------------------------------------------------------
Number of Annuities in Force (000):
  Fixed                                                       399.8         408.9         399.1         406.1        388.7
  Variable                                                    529.6         381.0         270.5         204.0        168.8
                                                              -----         -----         -----         -----        -----
     Total                                                    929.4         789.9         669.6         610.1        557.5
-------------------------------------------------------------------------------------------------------------------------
Net Written Premiums & Deposits:
  Fixed                                                 $     908.1   $     778.9   $     620.5   $     692.3   $    589.8
  Variable                                                  2,892.2       1,775.4       1,370.3         956.2        672.3
                                                            -------       -------       -------         -----        -----
     Total                                              $   3,800.3   $   2,554.3   $   1,990.8   $   1,648.5   $  1,262.1
-------------------------------------------------------------------------------------------------------------------------
Policyholder Account Balances & Benefit Reserves:
  Fixed                                                 $   7,915.1   $   7,358.7   $   7,242.7   $   7,208.4   $  6,820.0
  Variable                                                 12,951.4       8,704.9       5,975.9       4,131.6      2,675.6
                                                           --------       -------       -------       -------      -------
     Total                                              $  20,866.5   $  16,063.6   $  13,218.6   $  11,340.0   $  9,495.6
-------------------------------------------------------------------------------------------------------------------------
PAYOUT ANNUITIES
Net Written Premiums & Deposits                       $     429.0   $     309.9   $     142.0   $     141.4   $    122.9
Policyholder Account Balances & Benefit Reserves      $   4,743.6   $   4,522.2   $   4,395.5   $   4,436.2   $  4,485.9
-------------------------------------------------------------------------------------------------------------------------
GIC & OTHER
Net Written Premiums & Deposits                       $   3,689.6   $   2,108.7   $   1,100.3   $     994.8   $    751.1
-------------------------------------------------------------------------------------------------------------------------
GROUP ANNUITIES
Policyholder Account Balances & Benefit Reserves:
  Guaranteed Investment Contracts                       $   4,170.7   $   2,367.6   $   1,495.2   $   1,947.3   $  3,028.1
  Other Group Annuities                                     4,929.6       5,051.4       4,967.3       5,645.4      6,070.4
                                                            -------       -------       -------       -------      -------
    Total                                               $   9,100.3   $   7,419.0   $   6,462.5   $   7,592.7   $  9,098.5
-------------------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

                 G L O B A L  C O N S U M E R : I N S U R A N C E

                         TRAVELERS LIFE & ANNUITY(14),(15)

KEY PERFORMANCE MEASURES
($ IN MILLIONS)                                           1998(16)         1997          1996          1995          1994
-------------------------------------------------------------------------------------------------------------------------
LIFE AND LONG TERM CARE INSURANCE
Face Value (in billions) of :
  Life Insurance Issued                                $      8.9    $      6.5    $      6.6    $      6.2    $      9.2
  Life Insurance in Force
   Term                                                $     32.1    $     30.1    $     29.5    $     28.8    $     28.1
   Permanent (Universal and Whole Life)                      23.3          21.5          20.9          20.4          20.3
                                                             ----          ----          ----          ----          ----
     Total                                             $     55.4    $     51.6    $     50.4    $     49.2    $     48.4
-------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL
LIFE INSURANCE
Number of Life Policies Issued (000)                         29.2          24.5          26.1          25.7          38.1
Number of Life Policies in Force (000)                      518.1         528.3         545.7         563.3         583.1
Average Face Value per Policy Issued (000)             $      305    $      265    $      251    $      239    $      242
Average Face Value of Policies in Force (000)          $      107    $       98    $       92    $       87    $       83
-------------------------------------------------------------------------------------------------------------------------
Net Written Premiums and Deposits:
  Direct Periodic Premiums and Deposits                $    321.5    $    290.4    $    285.6    $    278.6    $    274.9
  Single Premium Deposits                                    85.1          56.4          58.7          21.2          14.8
  Reinsurance                                               (66.0)        (58.3)        (52.9)        (50.5)        (27.3)
                                                            -----         -----         -----         -----         -----
   Total                                               $    340.6    $    288.5    $    291.4    $    249.3    $    262.4
-------------------------------------------------------------------------------------------------------------------------
Policyholder Account Balances & Benefit Reserves       $  2,436.1    $  2,283.4    $  2,179.8    $  2,080.3    $  1,987.0
-------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL LONG
TERM CARE INSURANCE
Number of Policies in Force (000)                           122.2         102.1          76.3          53.6          37.6
Net Written Premiums                                   $    213.0    $    183.8    $    127.7    $     88.2    $     61.3
-------------------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

                 G L O B A L  C O N S U M E R : I N S U R A N C E
                          TRAVELERS LIFE & ANNUITY(14),(15)

INCOME SUMMARY                                 1998(16)     1997       1996       1995       1994
($ IN MILLIONS)
--------------------------------------------------------------------------------------------------
REVENUES
Net Investment Income                           $1,968     $1,835     $1,711     $1,633     $1,421
Insurance Premiums                                 693        545        350        342        322
Other Income                                       352        290        261        230        194
                                                   ---        ---        ---        ---        ---
REVENUES                                         3,013      2,670      2,322      2,205      1,937
--------------------------------------------------------------------------------------------------
EXPENSES
Interest Credited to Contractholders               876        829        830        967        871
Other Policyholder Benefits and Claims             974        842        640        566        552
Amortization of Value of Insurance in Force
and Deferred Policy Acquisition Costs              115         96         83         72         50
Renewal Commissions, Premium Taxes,
Licenses and Fees                                   82         79         76         79         55
Other Operating Expenses                           212        179        142        128        135
                                                   ---        ---        ---        ---        ---
TOTAL EXPENSES                                   2,259      2,025      1,771      1,812      1,663
--------------------------------------------------------------------------------------------------
Income Before income taxes                         754        645        551        393        274
Income from Transport                               --         --         --         32         43
Provision for Income Taxes                         259        221        191        144        108
--------------------------------------------------------------------------------------------------
Core Income                                     $  495     $  424     $  360     $  281     $  209
--------------------------------------------------------------------------------------------------

                              Refer to page 26 for endnotes.

                 G L O B A L  C O N S U M E R : I N S U R A N C E
                          TRAVELERS LIFE & ANNUITY(14),(15)

($ IN MILLIONS)                              12/31/1998(16)  12/31/97   12/31/96    12/31/95     12/31/94
---------------------------------------------------------------------------------------------------------
SUMMARY BALANCE SHEET
ASSETS
Cash and Investments, excluding Policy Loans     $27,845     $24,388     $21,206     $22,169     $ 20,134
Separate and Variable Accounts                    15,096      11,184       8,956       6,913        5,142
Policy Loans                                       1,775       1,783       1,813       1,778          391
Value of Insurance in Force and
Deferred Policy Acquisition Costs                    986         783         644         537          438
Cost of Acquired Businesses in
Excess of Net Assets                                 198         198         199         198          199
Investment in Transport                               --          --          --          --          295
Other Assets                                       1,024       1,272       1,497       1,501        1,807
                                                   -----       -----       -----       -----        -----
                                                 $46,924     $39,608     $34,315     $33,096     $ 28,406
---------------------------------------------------------------------------------------------------------
LIABILITIES
Contractholder Funds                             $16,558     $14,763     $13,559     $14,276     $ 13,970
Insurance Policy and Claims Reserves               7,003       6,753       6,450       6,472        6,450
Separate and Variable Accounts                    15,087      11,174       8,881       6,880        5,107
Other Liabilities                                  3,107       2,717       1,715       1,871          901
                                                   -----       -----       -----       -----          ---
                                                  41,755      35,407      30,605      29,499       26,428
---------------------------------------------------------------------------------------------------------
Equity Before Unrealized Gains (Losses)            4,658       3,735       3,504       3,227        2,651
Unrealized Gains (Losses) on Investment
Securities, excluding Transport                      511         466         206         370         (673)
                                                     ---         ---         ---         ---         ----

Total Equity                                       5,169       4,201       3,710       3,597        1,978
---------------------------------------------------------------------------------------------------------
                                                 $46,924     $39,608     $34,315     $33,096      $28,406
---------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

                 G L O B A L  C O N S U M E R : I N S U R A N C E
                                    PRIMERICA

($ IN MILLIONS)                                                     1998          1997          1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                                           $  1,655      $  1,523      $  1,411      $ 1,324      $ 1,280
Pre-tax Profit Margin                                                32.3%         29.1%         25.1%        22.9%        21.0%
Core Income:
  Life Insurance                                                  $    307      $    272      $    230      $   205      $   178
  Other Financial Products                                        $     93      $     64      $     39      $    27      $    26
                                                                  --------      --------      --------      -------      -------
Total Core Income                                                 $    400      $    335      $    269      $   231      $   203
Total Assets                                                      $  7,203      $  6,242      $  5,595      $ 4,816      $ 4,245
Equity before Unrealized Gains (Losses)                           $  3,025      $  2,452      $  2,258      $ 2,101      $ 1,954
Return on Equity                                                     15.3%         14.3%         12.3%        11.4%        11.0%
--------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE
Face Value (in billions) of:
  Life Insurance Issued                                           $   57.4      $   52.6      $   52.0      $  53.0      $  57.4
  Life Insurance in Force                                         $  383.7      $  369.9      $  359.9      $ 348.2      $ 335.0
Statutory Capital and Surplus                                     $  1,421      $  1,116      $    854      $   690      $   585
------------------------------------------------------------------------------------------------------------------------------
Term Life Insurance:
  Annualized Issued Premiums                                      $  179.3      $  176.6      $  180.7      $ 184.8      $ 196.4
  Earned Premiums                                                 $  986.9      $  967.1      $  953.9      $ 931.3      $ 869.3
  Direct Premiums                                                 $1,243.8      $1,213.7      $1,192.7      $1,161.2     $1,097.2
  Average Face Value per Policy Issued (000)                      $    223      $    200      $    185      $   180      $   178
  Number of Policies Issued (000)                                    223.6         228.9         247.6        266.6        299.4
  Number of Policies in Force (000)                                2,151.8       2,146.2       2,141.8      2,115.6      2,075.6
  Average Face Value of Policies in Force (000)                   $    175      $    169      $    165      $   161      $   158
  Personal Financial Analysts Licensed to Sell Life Insurance       80,725        79,508        86,115       90,052       98,078
------------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL PRODUCTS
Number of FNA's Submitted                                           535,017       483,802       107,248       22,350        5,000
Mutual Fund Sales (at Net Asset Value):
  Concert Allocation Series                                        $    902      $    690      $    558      $    30      $    --
  Concert Investment Series                                             555           607           621          612          683
  Puerto Rico & Other                                                     5            --            --           --           --
                                                                   --------      --------      --------      -------      -------
   Internally Managed Funds                                           1,462         1,297         1,179          642          683
  Other US funds                                                        984           805           732          656          639
  Canadian funds                                                        496           588           416          253          300
                                                                   --------      --------      --------      -------      -------
                                                                   $  2,942      $  2,690      $  2,327      $ 1,551      $ 1,622
                                                                  --------------------------------------------------------------
Cash Advanced on:
  $.M.A.R.T Loans                                                  $  1,415      $  1,241      $    659      $   412      $   513
  $.A.F.E. Loans                                                         46            56            67          104           92
                                                                   --------      --------      --------      -------      -------
                                                                   $  1,461      $  1,297      $    726      $   516      $   605
                                                                  --------------------------------------------------------------
Variable Annuity Net Written
  Premiums & Deposits                                              $  652.1      $  346.5      $  100.5      $  26.6      $    --
SECURE Net Written Premiums                                        $  213.4      $   72.6      $   18.8      $   2.1      $    --
Number of SECURE Policies Issued                                    153,863        95,830        37,591        4,615          853
Personal Financial Analysts Licensed to Sell:
  Mutual Funds                                                       26,517        27,464        27,492       26,666       23,318
  Consumer Loans                                                    129,310        93,228        85,615       87,507       78,750
  Variable Annuities                                                 13,434        12,596         7,492        4,242           --
  Auto & Homeowners Insurance                                        14,083         8,658         5,537        1,690          341
------------------------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

               G L O B A L  C O N S U M E R : I N S U R A N C E E
                                    PRIMERICA

($ IN MILLIONS)                                           1998       1997       1996       1995        1994
-----------------------------------------------------------------------------------------------------------
REVENUES
Insurance Premiums                                      $1,057     $1,035     $1,030     $1,012     $   962
Net Investment Income                                      228        202        176        163         147
Other Income                                               370        286        204        150         171
                                                           ---        ---        ---        ---         ---
  Total Revenues                                         1,655      1,523      1,411      1,324       1,280
-----------------------------------------------------------------------------------------------------------
EXPENSES
Policyholder Benefits and Claims                           484        497        528        529         527
Amortization of Value of Insurance in Force
  and Deferred Policy Acquisition Costs                    195        196        197        200         190
Other Operating Expenses                                   353        308        266        234         243
                                                           ---        ---        ---        ---         ---
  Total Expenses                                         1,031      1,000        990        962         960
-----------------------------------------------------------------------------------------------------------
Income before Income Taxes                                 624        523        421        362         320
Provision for Income Taxes                                 224        188        152        131         117
-----------------------------------------------------------------------------------------------------------
Core Income                                             $  400     $  335     $  269     $  231     $   203
-----------------------------------------------------------------------------------------------------------

December 31,
-----------------------------------------------------------------------------------------------------------
ASSETS
Cash and Investments                                    $4,199     $3,374     $2,816     $2,555     $ 2,086
Value of Insurance in Force and Deferred Policy
  Acquisition Costs                                      1,577      1,524      1,482      1,416       1,350
Cost of Acquired Businesses in Excess of Net Assets        234        243        251        259         267
Other Assets                                             1,193      1,102      1,046        586         543
                                                         -----      -----      -----        ---         ---
                                                        $7,203     $6,242     $5,595     $4,816     $ 4,245
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Insurance Policy and Claims Reserves                    $2,765     $2,648     $2,506     $2,320     $ 2,118
Other Payables and Liabilities                           1,312      1,064        795        322         252
                                                         -----      -----        ---        ---         ---
                                                         4,077      3,712      3,301      2,642       2,370
-----------------------------------------------------------------------------------------------------------
Equity before Unrealized Gains (Losses)                  3,025      2,452      2,258      2,101       1,954
Unrealized Gains (Losses) on Investment Securities         101         78         36         73         (79)
                                                           ---         --         --         --         ---
Total Equity                                             3,125      2,531      2,293      2,174       1,875
-----------------------------------------------------------------------------------------------------------
                                                        $7,203     $6,242     $5,595     $4,816     $ 4,245
-----------------------------------------------------------------------------------------------------------

Refer to page 26 for endnotes.

                 G L O B A L  C O N S U M E R : I N S U R A N C E
                 TRAVELERS PROPERTY CASUALTY(17) - PERSONAL LINES

($ IN MILLIONS)                                                                        1998            1997          1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED STATISTICS
Revenue                                                                            $  3,666      $    3,276      $  2,657
Core Income                                                                        $    319      $      300      $    191
NET WRITTEN PREMIUMS BY PRODUCT LINE:
Auto                                                                               $  2,327.8    $  1,950.6    $  1,645.0
Homeowners and Other                                                                  1,162.3       1,123.6         713.8
                                                                                      -------       -------         -----
Total Net Written Premiums                                                         $  3,490.1    $  3,074.2    $  2,358.8
----------------------------------------------------------------------------------------------------------------------------
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:

Independent Agents                                                                 $  2,852.6    $  2,702.9
Affinity Group Marketing                                                                264.2         180.1
SECURE                                                                                  213.3          72.6
Joint Marketing Arrangements                                                            160.0         118.6
                                                                                        -----         -----
Total Net Written Premiums                                                         $  3,490.1    $  3,074.2
----------------------------------------------------------------------------------------------------------------------------
STATUTORY RATIO DEVELOPMENT:
Earned Premiums                                                                    $  3,271.4    $  2,917.1    $  2,323.2
Losses and Loss Adjustment Expenses                                                   2,181.2       1,852.8       1,595.0
Other Underwriting Expenses                                                             950.4         882.7         680.9
                                                                                        -----         -----         -----
Total Deductions                                                                      3,131.6       2,735.5       2,275.9
----------------------------------------------------------------------------------------------------------------------------
Statutory Underwriting Gain (Loss)                                                 $    139.8    $    181.6    $     47.3
----------------------------------------------------------------------------------------------------------------------------
STATUTORY COMBINED RATIO:
Loss and Loss Adjustment Expense Ratio                                                   66.7%         63.5%         68.7%
Other Underwriting Expense Ratio                                                         27.2%         28.7%         28.9%
                                                                                         ----          ----          ----
Combined Ratio                                                                           93.9%         92.2%         97.6%
----------------------------------------------------------------------------------------------------------------------------
STATUTORY COMBINED RATIO: (BEFORE NET ACQUISITION-RELATED ADJUSTMENTS IN 1996)
Loss and Loss Adjustment Expense Ratio                                                   66.7%         63.5%         71.2%
Other Underwriting Expense Ratio                                                         27.2%         28.7%         28.9%
                                                                                         ----          ----          ----
Combined Ratio                                                                           93.9%         92.2%        100.1%
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Pre-Tax)                                                    $    388.4    $    353.0    $    311.3
Effective Tax Rate on Net Investment Income                                              28.5%         30.4%         30.4%
Catastrophe Losses, Net of Reinsurance (After-Tax)                                 $     43.5    $      9.8    $     58.1
----------------------------------------------------------------------------------------------------------------------------

($ IN MILLIONS)                                                                          1995           1994
-------------------------------------------------------------------------------------------------------------
SELECTED STATISTICS
Revenue                                                                            $    1,473     $    1,508
Core Income                                                                        $      104     $      102
NET WRITTEN PREMIUMS BY PRODUCT LINE:

Auto                                                                               $  1,007.8     $  1,186.5
Homeowners and Other                                                                    289.8          246.7
                                                                                        -----          -----
Total Net Written Premiums                                                         $  1,297.6     $  1,433.2
------------------------------------------------------------------------------------------------------------
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent Agents
Affinity Group Marketing
SECURE
Joint Marketing Arrangements
Total Net Written Premiums
-------------------------------------------------------------------------------------------------------------
STATUTORY RATIO DEVELOPMENT:
Earned Premiums                                                                    $  1,283.7     $  1,374.3
Losses and Loss Adjustment Expenses                                                     956.8          975.8
Other Underwriting Expenses                                                             388.0          427.9
                                                                                        -----          -----
Total Deductions                                                                      1,344.8        1,403.7
-------------------------------------------------------------------------------------------------------------
Statutory Underwriting Gain (Loss)                                                 $    (61.1)    $    (29.4)
-------------------------------------------------------------------------------------------------------------
STATUTORY COMBINED RATIO:
Loss and Loss Adjustment Expense Ratio                                                   74.5%          71.0%
Other Underwriting Expense Ratio                                                         29.9%          29.4%
                                                                                         ----           ----
Combined Ratio                                                                          104.4%         100.4%
-------------------------------------------------------------------------------------------------------------
STATUTORY COMBINED RATIO: (BEFORE NET ACQUISITION-RELATED ADJUSTMENTS IN 1996)
Loss and Loss Adjustment Expense Ratio                                                   74.5%          71.0%
Other Underwriting Expense Ratio                                                         29.9%          29.4%
                                                                                         ----           ----
Combined Ratio                                                                          104.4%         100.4%
-------------------------------------------------------------------------------------------------------------
Net Investment Income (Pre-Tax)                                                    $    162.3     $    130.2
Effective Tax Rate on Net Investment Income                                              26.9%          25.7%
Catastrophe Losses, Net of Reinsurance (After-Tax)                                 $     12.2     $     26.4
-------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

           G L O B A L  C O N S U M E R : I N T E R N A T I O N A L
                          EUROPE, MIDDLE EAST, AFRICA(9)

($ IN MILLIONS)                          1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                 2,022      1,935      2,073      1,967      1,703
Core Income                               239        211        261        210        210
Total Assets, End of Period ($B)           23         21         22         24         23
Return on Average Assets %              1.11%      0.99%      1.11%      0.85%      0.94%
Operating Expense as a % of Revenue       66%        68%        65%        66%        65%
-----------------------------------------------------------------------------------------
Cards ($B)                                1.6        1.3        1.1        0.9        0.6
Personal Loans ($B)                       8.6        8.3        9.0        9.1        7.7
Mortgage Loans ($B)                       2.0        2.0        3.7        4.5        4.4
Auto Loans ($B)                           1.4        1.2        1.1        1.0        1.0
Other ($B)                                2.3        2.3        2.4        2.8        2.7
Average Loans ($B)                       15.8       15.1       17.3       18.3       16.3
Loans, End of Period ($B)                17.1       15.1       16.2       18.4       16.8
-----------------------------------------------------------------------------------------
Average Customer Deposits ($B)           16.7       16.8       18.0       17.5       14.8
Accounts (in Millions)                    9.5        8.9        8.6        9.2        8.7
-----------------------------------------------------------------------------------------
Average Net Interest Margin %(18)       8.19%      8.05%      8.17%      7.99%      8.05%
Net Credit Loss Ratio %                 1.71%      1.77%      1.68%      1.72%      1.59%
Loans 90+ Days Past Due %               5.49%      6.00%      5.91%      6.84%      7.23%
-----------------------------------------------------------------------------------------
POINTS OF PRESENCE
# of Financial Centers                    474        486        492        514        503
ATM-Only Locations                         67         37         21          8          5
# Proprietary ATMs                        883        877        844        741        677
-----------------------------------------------------------------------------------------
SECURITIES SALES
Mutual Fund Sales at NAV:
Proprietary                             3,161      2,097      1,922        650        597
Third Party                               276        110         44         17          2
                                        -----      -----      -----      -----      -----
Total Mutual Fund Sales                 3,437      2,207      1,966        667        598
-----------------------------------------------------------------------------------------
INCOME SUMMARY
Net Interest Revenue                    1,374      1,352      1,466      1,459      1,315
Non-Interest Revenue                      648        583        607        509        388
                                        -----      -----      -----      -----      -----
Total Revenue                           2,022      1,935      2,073      1,967      1,703
-----------------------------------------------------------------------------------------
Provision for Loan Losses                 293        275        303        321        310
Operating Expense                       1,339      1,319      1,350      1,306      1,102
-----------------------------------------------------------------------------------------
Core Income Before Taxes                  390        340        419        341        292
Provision for Income Taxes                151        129        158        131         82
-----------------------------------------------------------------------------------------
Core Income                               239        211        261        210        210
-----------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

          G L O B A L  C O N S U M E R : I N T E R N A T I O N A L
                                  ASIA PACIFIC(9)

($ IN MILLIONS)                            1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                   1,850      1,878      1,920      1,599      1,331
Core Income                                 382        407        481        402        368
Total Assets, End of Period ($B)             29         26         27         23         20
Return on Average Assets %                1.38%      1.49%      1.93%      1.83%      2.07%
Operating Expense as a % of Revenue         53%        55%        51%        53%        56%
-------------------------------------------------------------------------------------------
Cards ($B)                                  3.8        3.9        3.4        2.6        1.9
Mortgage Loans ($B)                        12.3       12.2       10.9        9.7        8.4
Auto Loans ($B)                             2.1        2.4        2.7        2.6        2.4
Other ($B)                                  2.0        2.3        2.5        2.8        1.9
Average Loans ($B)                         20.2       20.8       19.6       17.7       14.6
Loans, End of Period ($B)                  21.8       19.3       20.8       18.7       16.7
-------------------------------------------------------------------------------------------
Average Customer Deposits ($B)             36.1       30.5       28.2       23.5       19.1
Accounts (in Millions)                      7.6        6.3        5.6        4.8        4.1
-------------------------------------------------------------------------------------------
Average Net Interest Margin %(18)         3.62%      4.18%      4.81%      4.69%      4.75%
Net Credit Loss Ratio %                   1.12%      0.82%      0.81%      0.54%      0.49%
Loans 90+ Days Past Due %                 2.28%      1.34%      1.23%      0.94%      0.80%
-------------------------------------------------------------------------------------------
POINTS OF PRESENCE
# of Financial Centers                       85         92        101         98         97
ATM-Only Locations                           21         20         19         17         17
# Proprietary ATMs                          311        293        274        267        254
-------------------------------------------------------------------------------------------
SECURITIES SALES
Variable Annuity Premiums & Deposits:
Proprietary Underwriters                    307        532        744        619        346
Mutual Fund Sales at NAV:
Proprietary                               1,007        783        532        355        633
Third Party                                 713        485        287        134        133
                                            ---        ---        ---        ---        ---
Total Mutual Fund Sales                   1,721      1,268        820        490        766
-------------------------------------------------------------------------------------------
INCOME SUMMARY
Net Interest Revenue                      1,305      1,275      1,356      1,103        907
Non-Interest Revenue                        545        603        564        496        424
                                            ---        ---        ---        ---        ---
Total Revenue                             1,850      1,878      1,920      1,599      1,331
-------------------------------------------------------------------------------------------
Provision for Loan Losses                   250        198        167         96         79
Operating Expense                           975      1,025        977        847        740
-------------------------------------------------------------------------------------------
Core Income Before Taxes                    624        655        775        656        512
Provision for Income Taxes                  242        248        294        254        144
-------------------------------------------------------------------------------------------
Core Income                                 382        407        481        402        368
-------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

                          GLOBAL CONSUMER: INTERNATIONAL
                                   LATIN AMERICA(9)

($ IN MILLIONS)                            1998        1997        1996          1995        1994
-------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
Revenue                                   1,600       1,475       1,332         1,186         996
Core Income                                 160         243         249           214         231
Total Assets, End of Period ($B)             15           9           7             6           6
Return on Average Assets %                1.38%       2.91%       3.77%         3.58%       4.43%
Operating Expense as a % of Revenue         67%         62%         59%           54%         56%
--------------------------------------------------------------------------------------------------
Cards ($B)                                  1.6         1.3         1.1           0.9         0.9
Mortgage Loans ($B)                         1.9         1.7         1.5           1.3         1.0
Auto Loans ($B)                             2.1         1.6         1.2           1.1         0.9
Other ($B)                                  2.3         1.9         1.7           1.5         1.3
Average Loans ($B)                          7.8         6.6         5.4           4.8         3.9
Loans, End of Period ($B)                   8.0         7.4         5.9           5.0         4.4
--------------------------------------------------------------------------------------------------
Average Customer Deposits ($B)             10.2         8.2         7.8           6.9         5.4
Accounts (in Millions)                      7.3         5.4         4.6           3.3         2.7
--------------------------------------------------------------------------------------------------
Average Net Interest Margin %(18)          10.86%      11.24%      10.41%        11.16%      12.03%
Net Credit Loss Ratio %                   3.07%       2.66%       3.44%         4.28%       2.46%
Loans 90+ Days Past Due %                 3.60%       2.34%       2.05%         2.55%       1.70%
--------------------------------------------------------------------------------------------------
POINTS OF PRESENCE
# of Financial Centers                      440         166         155           149         141
ATM-Only Locations                           75          49          29            27          11
# Proprietary ATMs                          720         375         310           260         222
--------------------------------------------------------------------------------------------------
SECURITIES SALES
Mutual Fund Sales at NAV:
Proprietary                               1,351       1,632       1,126         1,041       1,111
Third Party                               4,382       4,985       6,885         3,969       2,170
                                       --------     -------     -------       -------     -------
Total Mutual Fund Sales                   5,733       6,617       8,011         5,010       3,281
--------------------------------------------------------------------------------------------------
INCOME SUMMARY
Net Interest Revenue                      1,106         921         815           771         650
Non-Interest Revenue                        494         554         517           416         346
                                       --------     -------     -------       -------     -------
   Total Revenue                          1,600       1,475       1,332         1,186         996
--------------------------------------------------------------------------------------------------
Provision for Loan Losses                   266         192         192           233         148
Operating Expense                         1,069         921         788           646         558
--------------------------------------------------------------------------------------------------
Core Income Before Taxes                    265         363         352           307         290
Provision for Income Taxes                  105         119         103            92          59
--------------------------------------------------------------------------------------------------
Core Income                                 160         243         249           214         231
--------------------------------------------------------------------------------------------------



Refer to page 26 for endnotes.

               GLOBAL CONSUMER

E-CITI(9),(19)

( $ IN MILLIONS )                1998             1997            1996                1995              1994
-------------------------------------------------------------------------------------------------------------

Revenue                           149              114                90               76                 31
Operating Expense                 378              236               163               89                 53
Core Income                      (141)             (78)              (49)             (52)               (16)
-------------------------------------------------------------------------------------------------------------


OTHER(9)

( $ IN MILLIONS )                1998             1997              1996             1995               1994
-------------------------------------------------------------------------------------------------------------
Revenue                           100              108                90               47                (28)
Operating Expense                 227               87                40               28                 43
Core Income                       (77)              15                31               12                (44)

-------------------------------------------------------------------------------------------------------------


Refer to page 26 for endnotes.

       GLOBAL CONSUMER
            WORLDWIDE CARDS(20)

($ IN MILLIONS)                              1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------
KEY PERFORMANCE MEASURES
(MANAGED BASIS)
Revenue                                     8,668       7,186       6,912       6,200       5,684
Core Income                                   952         848       1,046       1,192       1,344
Total Managed Assets ($B)                      83          59          57          54          46
Return on Managed Assets                    1.37%       1.50%       1.98%       2.48%       3.29%
Total Managed Loans, End of Period ($B)        80          58          57          52          45
Operating Expense as % of Loans             5.16%       4.89%       4.89%       5.05%       5.41%
Risk-Adjusted Margin %                      7.51%       7.51%       8.50%       9.44%      10.40%
-------------------------------------------------------------------------------------------------------
Loans on Balance Sheet ($B)                  32.3        29.4        31.3        26.8        23.8
Loans Securitized or Held for Sale ($B)      47.2        28.8        25.2        25.6        21.3
   Total Managed Loans ($B)                  79.5        58.2        56.5        52.4        45.1
Loan Characteristics (in whole $):
   Average Credit Line                      5,540       5,034       4,628       4,251       3,595
   Average Balance(21)                      1,740       1,885       1,757       1,669       1,463
Accounts (in Millions):

   EOP Open Accounts                           53          37          37          35          33
   Cards in Force                              85          56          53          51          48
-------------------------------------------------------------------------------------------------------
Charge Volume (Total Sales) ($B)              176         141         130         116          97
Net Credit Loss Ratio %                     5.17%       5.43%       4.83%       3.70%       3.85%
Loans 90+ Days Past Due %                   1.60%       1.84%       1.89%       1.67%       1.61%
-------------------------------------------------------------------------------------------------------
INCOME SUMMARY
(MANAGED BASIS)
Net Interest Revenue(22)                    6,325       5,120       4,915       4,264       3,837
Non-Interest Revenue                        2,343       2,067       1,997       1,935       1,847
-------------------------------------------------------------------------------------------------------
   Total Revenue                            8,668       7,186       6,912       6,200       5,684
-------------------------------------------------------------------------------------------------------
Provision for Loan Losses                   1,423       1,410       1,303         985         736
Effect of Securitization Activity           2,187       1,713       1,392         917         933
-------------------------------------------------------------------------------------------------------
Total Credit Costs                          3,610       3,123       2,695       1,902       1,669
Operating Expense                           3,525       2,718       2,538       2,383       2,159
-------------------------------------------------------------------------------------------------------
Core Income Before Taxes                    1,533       1,345       1,679       1,915       1,856
Provision for Income Taxes                    582         497         633         723         513
-------------------------------------------------------------------------------------------------------
Core Income                                   952         848       1,046       1,192       1,344
-------------------------------------------------------------------------------------------------------
Cards in Force (Including Affiliates)          96          67          62          59          55
Number of Countries                            47          46          39          34          30
-------------------------------------------------------------------------------------------------------


BY REGION                                                           EOP               Cards in
                                             Accounts              Loans               Force
As of December 31, 1998                     (Millions)     %        $B        %      (Millions)       %
---------------------------------------------------------------------------------------------------------
North America (US Bankcards - with Diners
Club, Private Label and Canada Cards)            44       83%       71.8     90%          74         87%
Latin America                                     2        4%        1.7      2%           3          3%
EMEA                                              3        5%        1.7      2%           3          4%
Asia Pacific                                      4        8%        4.3      5%           5          6%
                                                --------------------------------------------------------
Total                                            53      100%      79.5     100%         85         100%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                           Refer to page 26 for endnotes.

                                                                 CITICORP (ONLY)

($ in millions)
BANKING ACTIVITIES                                        1998           1997             1996         1995
-------------------------------------------------------------------------------------------------------------
CAPITALIZATION:

Net risk-adjusted assets                             $ 273,514      $ 252,999        $ 236,073    $ 224,915
Tier 1 capital ratio                                     8.44%          8.27%            8.31%        8.32%
Total capital ratio(23)                                 12.38%         12.25%           12.15%       12.24%
Leverage(24)                                             6.68%          6.95%            7.35%        7.38%
Common equity to assets                                  6.57%          6.15%            6.57%        6.35%
-------------------------------------------------------------------------------------------------------------
NET INTEREST
REVENUE STATISTICS
Net interest revenue                                  $ 12,266       $ 11,454         $ 10,980      $ 9,984
Effect of credit card securitization activity            3,538          2,369            2,448        2,010
                                               ---------------- --------------   -------------- ------------
      Total adjusted                                  $ 15,804       $ 13,823         $ 13,428     $ 11,994

Average interest-earning assets ($MM)                $ 276,865      $ 251,882        $ 232,042    $ 223,964
Effect of credit card securitization activity           36,300         25,200           26,100       23,600
                                               ---------------- --------------   -------------- ------------
     Total adjusted                                  $ 313,165      $ 277,082        $ 258,142    $ 247,564

Net interest margin (%)                                  4.43%          4.55%            4.73%        4.46%
Effect of credit card securitization activity            0.62%          0.44%            0.47%        0.38%
                                               ---------------- ---------------------------------------------
     Total adjusted                                      5.05%          4.99%            5.20%        4.84%
-------------------------------------------------------------------------------------------------------------
BALANCE SHEET
INFORMATION
Deposits                                             $ 225,813      $ 199,121        $ 184,955    $ 167,131

Consumer loans                                       $ 118,970      $ 108,459        $ 112,137    $ 105,897
Commercial loans                                        88,024         75,554           62,475       59,745
                                               ---------------- --------------   -------------- ------------
     Total loans                                     $ 206,994      $ 184,013        $ 174,612    $ 165,642
Effect of credit card securitization activity           48,700         30,300           25,200       25,500
                                               ---------------- --------------   -------------- ------------
Managed loans                                        $ 255,694      $ 214,313        $ 199,812    $ 191,142

Total Assets                                         $ 343,620      $ 310,897        $ 281,018    $ 256,853
-------------------------------------------------------------------------------------------------------------
CREDIT DATA
CONSUMER
Net credit loss ratio (adjusted)                         2.70%          2.60%            2.37%        2.00%
90+ days past due % loans (adjusted)                     2.19%          2.30%            2.61%        3.01%
Cash-basis loans % loans(25)                             1.76%          1.70%            1.95%        2.51%
Credit loss allowance % loans                            2.45%          2.29%            1.85%        1.84%
-------------------------------------------------------------------------------------------------------------
COMMERCIAL
Net credit loss ratio                                    0.50%            n/m              n/m        0.25%
Cash-basis loans % loans(25)                             1.53%          1.41%            1.45%        2.57%
Credit loss allowance % loans                            3.76%          4.41%            5.48%        5.73%
-------------------------------------------------------------------------------------------------------------
TOTAL CITICORP
Allowance for credit losses                            $ 6,224        $ 5,816          $ 5,503      $ 5,368
Allowance % total loans                                  3.01%          3.16%            3.15%        3.24%

Other real estate owned & APD(25)                        $ 592          $ 820          $ 1,226      $ 1,359
Non-performing assets % NPL+OREO(25)                     1.95%          2.03%            2.47%        3.35%
-------------------------------------------------------------------------------------------------------------



($ IN MILLIONS)
BANKING ACTIVITIES                                     1994          1993         1992          1991
-------------------------------------------------------------------------------------------------------
CAPITALIZATION:
Net risk-adjusted assets                          $ 216,856      $202,273     $209,594           *
Tier 1 capital ratio                                  7.70%         6.51%        4.90%           *
Total capital ratio(23)                              11.95%        11.33%        9.60%           *
Leverage(24)                                          6.59%         6.04%        4.74%           *
Common equity to assets                               5.34%         4.54%        3.73%         3.39%
-------------------------------------------------------------------------------------------------------
NET INTEREST
REVENUE STATISTICS
Net interest revenue                              $   8,937     $   7,705    $   7,475     $   7,300
Effect of credit card securitization activity         2,049         2,319        2,077         1,596
                                                 -----------   -----------  -----------   -----------
      Total adjusted                              $  10,986     $  10,024    $   9,552     $   8,896

Average interest-earning assets ($MM)             $ 213,318     $ 198,616    $ 198,993     $ 196,089
Effect of credit card securitization activity        23,400        24,400       22,207        18,000
                                                 -----------   -----------  -----------   -----------
     Total adjusted                               $ 236,718     $ 223,016    $ 221,200     $ 214,089

Net interest margin (%)                               4.19%         3.88%        3.76%         3.72%
Effect of credit card securitization activity         0.45%         0.62%        0.56%         0.43%
                                               --------------------------------------------------------
     Total adjusted                                   4.64%         4.50%        4.32%         4.15%
-------------------------------------------------------------------------------------------------------
BALANCE SHEET
INFORMATION
Deposits                                          $ 155,726     $ 145,089    $ 144,175     $ 146,475
Consumer loans                                    $  96,684     $  84,416    $  83,531     $  91,539
Commercial loans                                     55,736        54,551       56,179        59,405
                                                 -----------   -----------  -----------   -----------
     Total loans                                  $ 152,420     $ 138,967    $ 139,710     $ 150,944
Effect of credit card securitization activity        21,300        23,900       25,600        21,100
                                                 -----------   -----------  -----------   -----------
Managed loans                                     $ 173,720     $ 162,867    $ 165,310     $ 172,044

Total Assets                                       $250,489     $ 216,574    $ 213,701     $ 216,922
-------------------------------------------------------------------------------------------------------
CREDIT DATA
CONSUMER
Net credit loss ratio (adjusted)                      2.07%         2.54%        2.98%         2.69%
90+ days past due % loans (adjusted)                  3.14%         3.77%        4.11%         4.44%
Cash-basis loans % loans                              2.69%         3.45%        3.80%         3.84%
Credit loss allowance % loans                         1.90%         1.89%        1.60%         1.24%
-------------------------------------------------------------------------------------------------------
COMMERCIAL
Net credit loss ratio                                   n/m         1.13%        2.81%         5.13%
Cash-basis loans % loans                              3.80%         8.57%       12.47%        14.06%
Credit loss allowance % loans(25)                     5.96%         5.10%        4.49%         3.65%
-------------------------------------------------------------------------------------------------------
TOTAL CITICORP
Allowance for credit losses                         $ 5,155       $ 4,379      $ 3,859       $ 3,308
Allowance % total loans                               3.38%         3.15%        2.76%         2.19%

Other real estate owned & APD                       $ 1,722       $ 2,799      $ 3,090       $ 1,936
Non-performing assets % NPL+OREO                      4.23%         7.47%        9.50%         9.14%
-------------------------------------------------------------------------------------------------------



($ IN MILLIONS)
BANKING ACTIVITIES                                    1990          1989
-------------------------------------------------------------------------
CAPITALIZATION:
Net risk-adjusted assets                               *             *
Tier 1 capital ratio                                   *             *
Total capital ratio(23)                                *             *
Leverage(24)                                           *             *
Common equity to assets                              3.77%         3.57%
-------------------------------------------------------------------------
NET INTEREST
REVENUE STATISTICS
Net interest revenue                              $  7,247     $   7,443
Effect of credit card securitization activity        1,101           414
                                                 ----------    ----------
      Total adjusted                              $  8,348     $   7,857

Average interest-earning assets ($MM)             $206,300     $ 197,642
Effect of credit card securitization activity       12,000         4,000
                                                 ----------    ----------
     Total adjusted                              $ 218,300     $ 201,642

Net interest margin (%)                              3.51%         3.77%
Effect of credit card securitization activity        0.30%         0.03%
                                               --------------------------
     Total adjusted                                  3.81%         3.80%
-------------------------------------------------------------------------
BALANCE SHEET
INFORMATION
Deposits                                         $ 142,452     $ 137,922
Consumer loans                                   $  95,136     $  97,075
Commercial loans                                    61,172        63,037
                                                 ----------    ----------
     Total loans                                 $ 156,308     $ 160,112
Effect of credit card securitization activity       16,300         6,900
                                                 ----------    ----------
Managed loans                                    $ 172,608     $ 167,012

Total Assets                                     $ 216,986      $230,643
-------------------------------------------------------------------------
CREDIT DATA
CONSUMER
Net credit loss ratio (adjusted)                     1.86%         1.51%
90+ days past due % loans (adjusted)                   n/a           n/a
Cash-basis loans % loans                             2.81%         2.07%
Credit loss allowance % loans                        0.98%         0.87%
-------------------------------------------------------------------------
COMMERCIAL
Net credit loss ratio                                2.35%         1.19%
Cash-basis loans % loans                            14.05%        11.39%
Credit loss allowance % loans(25)                    5.76%         6.16%
-------------------------------------------------------------------------
TOTAL CITICORP
Allowance for credit losses                        $ 4,451       $ 4,729
Allowance % total loans                              2.85%         2.95%

Other real estate owned & APD                      $ 1,801      n/a
Non-performing assets % NPL+OREO                     8.37%      n/a
-------------------------------------------------------------------------

On August 4, 1999, CitiFinancial Credit Company ("CCC") , formerly Commercial
 Credit Company, an indirect wholly-owned subsidiary of Citigroup, Inc., was contributed to and became a subsidiary of Citicorp Banking Corporation, a wholly-owned subsidiary of Citicorp. The data presented herein for Citicorp only does not reflect this contribution.

* Prior to the adoption of the Federal Bank Regulatory Agency's Prompt Corrective Action Rules, which were finalized during 1992.

Refer to page 26 for endnotes.

                                 END NOTES

--------------------------------------------------------------------------------
CITIGROUP

     1.   Adjusted for the 3 for 2 stock split effective 5/28/99.

     2. Includes total equity plus parent trust and redeemable preferred securities.

     3.   Core income basis, including FAS 115.

     4.   Prior to 1998, Travelers Group historical stock price.

     5. Travelers Group historical common shares outstanding times historical closing price plus Citicorp historical market capitalization.

     6.   Consolidated preferred dividends.

     7.   Includes parent trust and redeemable preferred securities.

     8.   Citicorp shares have been converted into Citigroup share equivalent.

     9. Results have been restated to reflect changes in capital and tax allocations among the segments to conform to the policies of the predecessor companies.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - BANKING/LENDING - MORTGAGE BANKING

     10.  Mortgage Loans include Loans Held for Sale.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - BANKING/LENDING - CARDS

     11.  Includes U.S. Bankcards (with Travelers Bank).
     12.  Includes delinquency and other risk-based charges.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - BANKING/LENDING - CITIFINANCIAL

     13. In 1998, CitiFinancial changed its write-off policy for bankruptcy accounts in order to be consistent with other Citigroup entities. Prior periods presented have been restated.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - INSURANCE - TRAVELERS LIFE & ANNUITY

     14. Pre-tax contributions for annuities, life and long term care insurance include investment income on attributed capital. Earnings on excess capital, earnings from run-off businesses and goodwill amortization expense are excluded. Attributed capital includes allocated statutory capital up to 500% of the risk-adjusted capital (as defined by regulators) specific to each product line.
     15. Over 80% of Travelers Life & Annuity's business is underwritten by The Travelers Insurance Company, with the balance underwritten by its wholly-owned subsidiary, The Travelers Life & Annuity Company.
     16. 1998 Results reflect the inclusion of the operation of Citicorp Insurance Group.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - INSURANCE - TRAVELERS PROPERTY CASUALTY - PERSONAL LINES

     17. Travelers Property Casualty (TAP), an indirect majority-owned subsidiary of Citigroup, was formed from the April 1996 combination of Travelers Indemnity with the domestic property and casualty business acquired from Aetna Services.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - INTERNATIONAL - EMEA, ASIA PACIFIC, LATIN AMERICA

     18. Average Net Interest Margin % is net interest revenue as a percentage of the greater of average loans or average customer deposits.
--------------------------------------------------------------------------------
GLOBAL CONSUMER - E-CITI

     19. The Advanced Development Group formed in 1997, changed its name in 1999 to e-Citi. Financial data prior to 1997 represents pre-existing business units transferred into e-Citi.
--------------------------------------------------------------------------------
ADDENDUM - WORLDWIDE CARDS

     20. Global card operations consists of the Cards business segment and card operations included within the International Consumer segments.

     21.  Excludes inactive accounts.

     22.  Includes delinquency and other risk-based charges.
--------------------------------------------------------------------------------
ADDENDUM - CITICORP (ONLY)

     23.  Tier 1 and Tier 2.

     24.  Tier 1 capital divided by average adjusted assets.

     25. Years prior to 1991 have not been restated to reflect the adoption of FAS 114 as of January 1, 1995.
--------------------------------------------------------------------------------

     n/a  Not applicable.
     n/m  Not meaningful.

--------------------------------------------------------------------------------





                                                                   Page 26 of 26